                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-77590, 2-95258, 2-33661, 33-51257, 033-
63859, 333-09851 and 333-48423.


                                                  /s/ Arthur Andersen LLP
New York, New York
April 2, 1998